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Exhibit 10.14

EDUCATION MEDIA, INC.
1700 Pennsylvania Avenue, NW, Suite 900
Washington, DC 20006

November    , 2007

Ranger Aviation II, LLC
1700 Pennsylvania Avenue, NW, Suite 900
Washington, DC 20006

Ladies and Gentlemen:

        This letter will confirm our agreement that commencing on                        , 2007, Ranger Aviation II, LLC shall make available to Education Media, Inc. certain office space situated at 1700 Pennsylvania Avenue, NW, Suite 900, Washington, DC 20006 and general administrative services as may be required by Education Media, Inc. In exchange therefor, Education Media, Inc. shall pay Ranger Aviation II, LLC the sum of $10,000.00 per month. Education Media, Inc. will pay Ranger Aviation II, LLC the monthly fee of $10,000.00 on the last day of each month from and including the month in which the initial public offering is completed to and including the earlier of the month in which (i) Education Media, Inc.'s initial business combination is consummated and (ii) Education Media, Inc. is liquidated.

EDUCATION MEDIA, INC.
By:
Name: Peter A. Kirsch Title: Chief Executive Officer

Agreed and Accepted:

RANGER AVIATION II, LLC

By:
Name: James V. Kimsey Title: Sole Member

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  Exhibit 10.14